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                                                                   Exhibit 10.15

PHIL1: 505408-1
THIS STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THIS STOCK PURCHASE WARRANT AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS STOCK PURCHASE WARRANT.

                                                               November 1, 2002

                                US PATRIOT, INC.
                             STOCK PURCHASE WARRANT

     US Patriot, Inc., a South Carolina corporation (the "Company"), for value received, hereby certifies that Frank Eiffe or his registered assigns (the "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, Thirty-Three Thousand Four
                                    ---------
Hundred (33,400) fully paid and nonassessable shares of com-mon stock, par value $.0001 per share, of the Company (the "Common Stock"), at an exercise price equal to $1.50 per share, subject to adjustment hereunder (the "Exercise
Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Stock Purchase Warrant (the "Warrant").

     This  Warrant is subject to the following terms, provisions and conditions:

     1.  Manner  of  Exercise;  Issuance  of  Certificates;  Payment for Shares.
         ----------------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company`s principal executive offices (or such other office of the Company as it may designate by notice to the Holder hereof), and upon payment to the Company in cash, by certified or offi-cial bank check or by wire transfer to an account specified by the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder`s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been deliv-ered, and payment shall have been made for such shares as set forth above. Certifi-cates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within five business days after this Warrant shall have been so exercised and surrendered to the Company. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder or such other name as such Holder may designate subject to the transfer restrictions herein and upon payment by such holder of any applicable transfer taxes. In the event this Warrant is exercised in part, the Company shall also deliver a new Warrant to the Holder hereof, which Warrant shall be identical to this Warrant, except that the number of Warrant Shares exercisable therefor shall be decreased by the number of Warrant Shares so purchased.

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     2. Period of Exercise. This Warrant is exercisable at any time or from time
        ------------------
to time on or after the date first listed above, and before 5:00 p.m., eastern time on the fifth anniversary of the date hereof (the "Exercise Period").

     3.  Certain  Agreements  of  the  Company. The Company hereby covenants and
         --------------------------------------
agrees as follows:

          (a)  Shares  to be Fully Paid. All Warrant Shares shall, upon issuance
               -------------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

          (b)  Reservation  of  Shares.  During the Exercise Period, the Company
               ------------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf-ficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Certain Actions Prohibited. The Company shall not, by amendment of
              --------------------------
its certificate of incorporation or through any re-organi-zation, transfer of assets, consolidation, mer-ger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the general-ity of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (d)  Successors  and  Assigns.  This Warrant shall be binding upon any
               -------------------------
entity succeeding to the Company by merger, consolidation, or acquisition of all or sub-stantially all the Company`s assets.

     4.  No  Rights as a Stockholder. Prior to the exercise of this Warrant, the
         ----------------------------
Holder hereof, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

     5.  Piggyback  Registration.
         -----------------------

          (a) If (but without any obligation to do so) the Company proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s), whether or not for sale for its own account, it shall give each Holder written notice of such registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 5(b), cause to be registered under the Securities Act,
                ------------
and to be included in such offering, all of the shares of common stock issued upon the exercise of this Warrant that each such Holder has requested to be so registered.

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          (b)  In  a  registration  pursuant  to  this  Section  5  involving an
                                                        ---------
underwritten offering, whether or not for sale for the account of the Company, if the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that the number of securities requested by security holders to be included in such registration would substantially interfere with the underwriter`s ability to effect such offering in accordance with the intended method thereof, then the Company may, upon written notice to all holders of such securities to be registered, reduce pro rata the number of securities requested to be registered by the holders of the registrable securities of the Company so that the aggregate number of securities included in such registration shall be equal to the number of securities stated in such managing underwriter`s letter.

     6.  Transfer,  Exchange,  and  Replacement  of  Warrant.
         ---------------------------------------------------

          (a) Restriction on Transfer. The Holder of this Warrant (including any
              -----------------------
replacement Warrant) acknowledges that this Warrant and any Warrant Shares may not be sold, transferred, assigned or otherwise disposed of unless such securities have been registered under the Securities Act and all applicable state securities laws or are being sold, transferred or assigned pursuant to an applicable exemption under the Securities Act and the Holder of this Warrant shall have delivered an opinion of counsel to the Company stating that an exemption from such registration or qualification is available (such opinion and such counsel to be acceptable to the Company), except for (i) the exercise of this Warrant in accordance with its terms, (ii) pledges to bona fide financial institutions to secure the repayment of indebtedness and (iii) in case of natural persons, transfers to immediate family members or a trust or trusts for the benefit of such family members for estate planning purposes. The Holder of this Warrant and each such permitted transferee shall (i) be bound by the transfer restrictions contained herein, and (ii) execute, prior to any transfer, such documents as the Company may reasonably request to evidence and affirm their obligations hereunder. The Warrant Shares shall be issued with a restrictive legend setting forth the above restrictions on transfer.

          (b)  Replacement  of  Warrant.  Upon  receipt  of evi-dence reasonably
               ------------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruc-tion, upon delivery of an indemnity agreement reason-ably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (c)  Cancellation;  Payment  of  Expenses.  Upon the surrender of this
               -------------------------------------
Warrant  in  connection  with  any  trans-fer or replacement as provided in this
Section  6,  this Warrant shall be promptly canceled by the Company. The Company
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shall  pay  all  taxes  and  all  other  reasonable  expenses  (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 6.
                                                                      ---------
          (d)  Register.  The Company shall maintain, at its principal executive
               --------
offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name, address and social security number of the person in whose name this Warrant has been issued, as well as the name, address and social

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security number of each transferee and each prior owner of this Warrant.

     7.  Notices.  All  notices, requests, and other com-munications required or
         -------
permitted  to  be  given  or  delivered here-under to the Holder of this Warrant shall  be  in  writing,  and  shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as such Holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be per-sonal-ly delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to U.S. Patriot, Inc., 101 Charles Drive, Bryn Mawr, PA 19010, or to such other address as the Company shall have furnished to the Holder of this Warrant. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this Section 7 or, if mailed by
                                                      ---------
registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, postage prepaid and properly addressed.

     8.  Governing  Law.  THIS  WARRANT  SHALL  BE GOVERNED BY AND CONSTRUED AND
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ENFORCED  IN  ACCORDANCE  WITH  THE  INTERNAL  LAWS  OF  THE  COMMONWEALTH  OF
PENNSYLVANIA WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION`S CONFLICTS OF LAW.

     9.  Miscellaneous.
         -------------

          (a)  Amendments.  This Warrant may only be amended by an instrument in
               ----------
writing  signed  by  the  Company  and  the  Holder  hereof.

          (b)  Headings.  The  head-ings  of the sections and paragraphs of this
               --------
Warrant are -for reference purposes only, and shall not affect the meaning or construction of any of the provi-sions hereof.




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



          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                U.S. Patriot, Inc.





By: /s/ Christopher Schwartz
    ------------------------
     Christopher Schwartz
     President


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


                           FORM OF EXERCISE AGREEMENT
                                                         Dated:  ________, ____.


To:_____________________________

     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of common stock covered by such Warrant, and makes pay-ment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_________. Please issue a certificate or certifi-cates for such shares of common stock in the name of and pay any cash for any fractional share to:


                                                  Name:
                                                      --------------------------
                                                  Signature:
                                                           ---------------------
                                                  Address:
                                                         -----------------------

                                                  ------------------------------


                                                  Note:  The  above signature
                                                  ----
                                                         should correspond
                                                         exactly with the name
                                                         on the face of the
                                                         within  Warrant.

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock covered thereby set forth below to:

Name  of  Assignee     Address     No  of  Shares
------------------     -------     --------------





, and hereby irrevocably constitutes and appoints ______________ ________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:  _____________________,  ____,



                                                  Name:
                                                      --------------------------
                                                  Signature:
                                                           ---------------------
                                                  Title of Signing Officer or
                                                  Agent (if any):

                                                  Address:
                                                         -----------------------

                                                  ------------------------------


                                                  Note:  The  above signature
                                                  ----
                                                         should correspond
                                                         exactly with the name
                                                         on the face of the
                                                         within  Warrant.


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